EXHIBIT 24.1

                       CONSENT OF PINKHAM & PINKHAM, P.C.

                          Certified Public Accountants

                             Pinkham & Pinkham, P.C.
                                           CERTIFIED PUBLIC ACCOUNTANTS

                         Report of Independent Auditors

We consent to the incorporation by reference in this Registration Statement of The Tirex Corporation on Form S-8 of our report dated February 9, 1999, appearing in the incorporated by reference Annual Report on Form 10-KSB of The Tirex Corporation for the year ended June 30, 1998.

                                                  Pinkham & Pinkham, P.C.
                                                Certified Public Accountants

March 22, 1999
Cranford, New Jersey